UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2017

DXC TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Everett SpinCo, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, DXC Technology Company, formerly known as Everett SpinCo, Inc. (“DXC”) entered into several agreements in connection with the spin-off (the “Spin Off”) of DXC from Hewlett Packard Enterprise Company (“HPE”) and subsequent merger of Computer Sciences Corporation (“CSC”) with and into a wholly owned subsidiary of DXC (the “Merger”).

Debt Arrangements

As previously announced, as contemplated by the Spin-Off and the Merger (as defined below), on December 16, 2016, DXC entered into a term loan agreement (the “Term Loan Agreement”), together with the lenders named therein, the arrangers named therein and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, providing for a senior unsecured delayed draw, term loan facility in the aggregate principal amount of the U.S. dollar equivalent of $2 billion, consisting of (i) Tranche A-1 Term Loans in U.S. dollars in an aggregate amount of $375 million (the “Tranche A-1 Loans”), (ii) Tranche A-2 Term Loans in U.S. dollars in an aggregate amount of $1.310 billion (the “Tranche A-2 Loans”) and (iii) Tranche A-3 Term Loans in Euros in an aggregate amount of the Euro equivalent of $315 million (the “Tranche A-3 Loans”). On March 31, 2017, all of the Tranche A-1 Loans and the Tranche A-2 Loans were funded in an aggregate amount of $1.685 billion and all of the Tranche A3 Loans were funded in an aggregate amount of 290,052,000 Euros, the proceeds of which were used by DXC to distribute to HPE cash in an aggregate amount equal to approximately $3.008 billion (the “Everett Payment”).

Terms and conditions of the Term Loan Agreement remain as previously described in HPE’s current report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2016 and as previously described in DXC’s current report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2017.

On April 3, 2017, in connection with that certain Waiver and Amendment No. 3 to the Amended and Restated Credit Agreement dated as February 17, 2017, which amended that certain Amended and Restated Credit Agreement dated as of October 11, 2013 (the “Revolving Credit Agreement”) by and among CSC, as borrower, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, Citicorp International Limited as tranche B sub-agent, and Citibank International PLC, London Branch as swing line sub-agent, DXC entered into an assumption agreement whereby DXC replaced CSC as the “Company” (i.e., as the principal borrower and as the guarantor of borrowings by subsidiary borrowers) under the Revolving Credit Agreement.

On April 3, 2017, DXC and the incremental lenders providing such incremental commitments exercised an option under the Revolving Credit Agreement to incur incremental commitments thereunder in an aggregate amount of $740 million (the “Incremental Revolving Commitments”). The incurrence of the Incremental Revolving Commitments resulted in an increase in the aggregate outstanding size of the unsecured revolving credit facility under the Revolving Credit Agreement from $2.95 billion to $3.69 billion, consisting of $3.12 billion under the Tranche A Facility (as defined in the Revolving Credit Agreement), which is available to be drawn in US dollars, Euro and Sterling, and $570 million under the Tranche B Facility (as defined in the Revolving Credit Agreement), which is available to be drawn in US dollars, Euro, Sterling, Yen, Singapore Dollars and Australian Dollars. Of the $3.69 billion of commitments under the Revolving Credit Agreement, $3.62 billion will mature on January 15, 2022, and $70 million will mature on January 15, 2021.

Terms and conditions of the Revolving Credit Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on October 17, 2013, June 21, 2016, September 29, 2016 and February 23, 2017.

On April 3, 2017, in connection with that certain Waiver and Amendment No. 2 to the Credit Agreement dated as of February 17, 2017, which amended that certain Credit Agreement dated as of December 16, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “UK Term Loan Credit Agreement”) among CSC Computer Sciences UK Holdings Limited (company number 07073338), a company incorporated in England, CSC, the lenders from time to time party hereto and Lloyds Bank plc, as administrative agent, DXC entered into an assumption agreement whereby the guaranty by CSC under the UK Term Loan Credit Agreement was replaced with a guaranty by DXC.

Terms and conditions of the UK Term Loan Credit Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on December 22, 2015 and February 23, 2017.

On April 3, 2017, in connection with that certain Waiver and Amendment No. 1 to the Term Loan Credit Agreement dated as of February 17, 2017, which amended that certain Term Loan Credit Agreement dated as of March 21, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “US Term Loan Credit Agreement”) among CSC, as borrower, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, DXC entered into an assumption agreement whereby DXC replaced CSC as the “Company” (i.e., as borrower) under the US Term Loan Credit Agreement.

Terms and conditions of the US Term Loan Credit Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on March 22, 2016 and February 23, 2017.

On April 3, 2017, in connection with that certain Waiver and Amendment No. 2 to the Syndicated Facility Agreement dated as of February 17, 2017, which amended that certain Syndicated Facility Agreement dated as of July 25, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Syndicated Facility Agreement”) among CSC Australia Pty. Limited and UXC Limited, as borrowers, CSC, as guarantor, the lenders from time to time party thereto and Commonwealth Bank of Australia, as agent and as mandated lead arranger and bookrunner, DXC entered into an assumption agreement whereby the guaranty by CSC under the Syndicated Facility Agreement was replaced with a guaranty by DXC.

Terms and conditions of the Syndicated Facility Agreement remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on July 28, 2016 and February 23, 2017.

On April 3, 2017, in connection with that certain Second Amendment to Amended and Restated Master Loan and Security Agreement Number: 27108-7000 dated as of February 17, 2017, which amended that certain Amended and Restated Master Loan and Security Agreement (Number: 27108-70000) dated as of April 4, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Equipment Facility”) among CSC Asset Funding I LLC, as borrower, CSC, as guarantor, Banc of America Leasing & Capital, LLC, as lender and as an assignee lender, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as an assignee lender and Bank of America, N.A., as agent, DXC entered into an assumption agreement whereby the guaranty by CSC under the Equipment Facility was replaced with a guaranty by DXC.

Terms and conditions of the Equipment Facility remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on April 7, 2016 and February 23, 2017.

On February 16, 2017, CSC entered into an amendment to its €1,000,000,000 Euro Commercial Paper Programme (the “Programme”) pursuant to which notes issued under the Programme on or after that date and before the consummation of the Merger would incorporate a provision pursuant to which DXC would be substituted as guarantor in place of CSC following the consummation of the Merger. On April 3, 2017, the substitution took effect in respect of notes issued on or after February 16, 2017 and before April 3, 2017. In addition, on April 3, 2017, the Programme was amended such that notes issued on or after April 3, 2017 will, at all times, be guaranteed by DXC.

Terms and conditions of the Programme remain as previously described in CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on July 28, 2015 and February 23, 2017.

On December 21, 2016, CSC entered into a Purchase and Sale Agreement among CSC, Alliance-One Services, Inc., CSC Agility Platform, Inc., CSC Consulting, Inc., CSC Cybertek Corporation, Mynd Corporation and PDA Software Services LLC, as originators (collectively, the “Originators”), CSC, as initial servicer (in such capacity, the “Servicer”), and CSC Receivables LLC, a Delaware special purpose limited liability company, all of the issued and outstanding membership interests of which are owned by CSC (the “SPE”) and a Receivables Purchase Agreement, among the Servicer, the SPE, as seller, the persons from time to time party thereto as purchasers (the “Purchasers”) and group agents, PNC Bank, National Association, as administrative agent (the “Administrative Agent”), and PNC Capital Markets LLC, as structuring agent. Certain obligations of the Originators and the Servicer are guaranteed by CSC under a Performance Guaranty, dated as of December 21, 2016, made by CSC in favor of the Administrative Agent for the benefit of the Purchasers (“Performance Guaranty”). On April 1, 2017, CSC assigned its obligations under the Performance Guaranty to DXC pursuant to a Guarantor Assumption Agreement and Joinder.

Terms and conditions of the Performance Guaranty remain as previously described in CSC’s current report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2016.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Debt Arrangements” is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Securityholders.

Effective as of 3:00 a.m. Eastern time on April 1, 2017, DXC changed its jurisdiction of incorporation from the State of Delaware to the State of Nevada (the “Conversion”) pursuant to a plan of conversion dated March 31, 2017 (the “Plan of Conversion”). The Conversion was accomplished by the filing of (i) articles of conversion (the “Nevada Articles of Conversion”) and articles of incorporation (the “Nevada Articles of Incorporation”) with the Secretary of State of the State of Nevada and (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware. Pursuant to the Plan of Conversion, DXC also adopted new bylaws (the “Nevada Bylaws”) and changed its name to DXC Technology Company.

The Conversion and Plan of Conversion were approved by HPE, as sole stockholder of DXC prior to the Spin-Off, on March 30, 2017. Upon the effectiveness of the Conversion:

•	the legal name of DXC changed from Everett SpinCo, Inc. to DXC Technology Company;

•	the affairs of DXC ceased to be governed by the Delaware General Corporation Law, DXC’s existing certificate of incorporation and DXC’s existing bylaws, and the affairs of DXC became subject to the Nevada Revised Statutes, the Nevada Articles of Incorporation and the Nevada Bylaws; and

•	each outstanding share of the Delaware corporation’s common stock automatically converted into an outstanding share of the Nevada corporation’s common stock.

A summary of the material terms of the Nevada Articles of Incorporation and Nevada Bylaws is set forth in the section of the Information Statement filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Information Statement”) entitled “Description of Everett Capital Stock Before and After the Merger,” which summary is incorporated herein by reference.

Certain rights of DXC’s stockholders were also changed as a result of the Conversion, as described in the section titled “Comparison of the Rights of Stockholders Before and After the Transactions” of the Information Statement, which description is incorporated in its entirety herein by reference.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Nevada Articles of Incorporation and the Nevada Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Nevada Articles of Incorporation and the Nevada Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, and incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

In connection with the Spin-Off, Everett SpinCo, Inc. dismissed Ernst & Young LLP (“Ernst & Young”) as its independent registered public accountant on April 3, 2017.

Ernst & Young’s audit report on Everett SpinCo, Inc.’s combined financial statements for the fiscal years ended October 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During Everett SpinCo Inc.’s two most recent fiscal years, which ended October 31, 2016 and October 31, 2015, and the subsequent interim period through April 3, 2017, (i) there were no “disagreements” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their reports; and (ii) there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, DXC has requested that Ernst & Young furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above statements of DXC in this Item 4.01. Ernst & Young furnished the requested letter, stating its agreement with such statements, and a copy is filed as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm.

On April 3, 2017, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accountant. During DXC’s two most recent fiscal years and the subsequent interim period through April 3, 2017, neither DXC, nor any person acting on its behalf, consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of the audit opinion that might be rendered on DXC’s financial statements, and Deloitte did not provide any written report or oral advice to DXC that Deloitte concluded was an important factor considered by DXC in reaching a decision as to the accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

DXC Board of Directors and Committees

In connection with the consummation of the Spin-Off, each of Timothy C. Stonesifer, Rishi Varma, Jeremy K. Cox and Mary Agnes Wilderotter resigned from the DXC board of directors (the “Board”), and each of Mukesh Aghi, Amy E. Alving, David L. Herzog, Sachin Lawande, J. Michael Lawrie, Julio A. Portalatin, Peter Rutland, Manoj P. Singh and Margaret C. Whitman was appointed to the Board, in each case effective as of April 1, 2017.

On April 3, 2017, Mr. Lawrie was appointed as Chairman of the Board, and Mr. Rutland was designated Lead Independent Director. Certain of the newly appointed directors joined the standing committees of the Board, and the membership of those committees is as follows:

Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee

David L. Herzog (Chair)	Mukesh Aghi (Chair)	Amy E. Alving

Peter Rutland	Sachin Lawande	Manoj P. Singh (Chair)

Robert F. Woods	Julio A. Portalatin	Margaret C. Whitman

Biographical information for each member of the Board can be found in the section titled “Information About CSC—Directors and Executive Officers of Everett After the Merger” of the Information Statement, which biographical information is incorporated herein by reference.

DXC Executive Officers

In connection with the consummation of the Spin-Off, each of Rishi Varma and Timothy C. Stonesifer resigned as President and Secretary of DXC, respectively, and DXC appointed J. Michael Lawrie (age 63) as Chairman, President and Chief Executive Officer, Paul N. Saleh (age 60) as Executive Vice President and Chief Financial Officer, William L. Deckelman, Jr. (age 59) as Executive Vice President, General Counsel and Secretary, Michael G. Nefkens (age 47) as Executive Vice President & General Manager, Regions & Industries, Stephen Hilton (age 47) as Executive Vice President & General Manager, Global Delivery Organization, Joanne Mason (age 49) as Executive Vice President and Chief Human Resources Officer and Neil A. Manna (age 54) as Principal Accounting Officer, Senior Vice President and Controller, in each case effective as of April 1, 2017.

Biographical information for each executive officer named above can be found in the section titled “Information About CSC—Directors and Executive Officers of Everett After the Merger” of the Information Statement, which biographical information is incorporated herein by reference.

Adoption of Compensation and Benefit Plans

Equity Plans

On March 14, 2017, HPE, as sole stockholder of DXC prior to the Spin-Off, approved DXC’s 2017 Omnibus Incentive Plan (the “DXC Employee Equity Plan”), DXC’s 2017 Non-Employee Director Incentive Plan (the “DXC Director Equity Plan”) and DXC’s 2017 Share Purchase Plan (“DXC Share Purchase Plan”) by written consent. The Board of DXC had previously adopted the DXC Employee

Equity Plan, DXC Director Equity Plan and DXC Share Purchase Plan on March 14, 2017, subject to stockholder approval, as well as the forms of stock option agreement, performance-vested restricted stock unit (“PSU”) and service-vested restricted stock unit (“RSU”) awards under the DXC Employee Equity Plan and the form of RSU award under the DXC Director Equity Plan.

On March 14, 2017, the Board reserved approximately 34.2 million shares of common stock, par value $0.01 per share of DXC (“DXC Common Stock”) for issuance under the DXC Employee Equity Plan, 230,000 shares of DXC Common Stock for issuance under the DXC Director Equity Plan and 250,000 shares of DXC Common Stock for issuance under the DXC Share Purchase Plan. The number of reserved shares would be subject to adjustment to reflect stock splits, reverse stock splits, stock dividends, subdivisions, consolidations, recapitalizations, reorganizations, mergers and other similar events.

The terms of the DXC Employee Equity Plan are substantially similar to the terms of CSC’s 2011 Omnibus Incentive Plan (the “CSC Employee Equity Plan”) and allow DXC to grant stock options (including incentive stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units (including PSUs), and cash awards intended to qualify for the performance-based compensation exemption to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code. All of DXC’s employees are eligible for awards under the plan.

The Compensation Committee of the Board has broad authority to grant awards and otherwise administer the DXC Employee Equity Plan. The plan became effective March 30, 2017 and will continue in effect for a period of 10 years thereafter, unless earlier terminated by the Board. The Board has the authority to amend the plan in such respects as it deems desirable, provided that any amendments that would increase the share reserve (other than pursuant to a recapitalization event described above), expand the class of persons eligible to participate in the plan or the types of awards available for grant under the plan, or that would otherwise be considered a material modification for purposes of applicable tax or securities laws or exchange listing requirements, would require the approval of DXC’s stockholders.

The terms of the DXC Director Equity Plan are substantially similar to the terms of CSC’s 2010 Non-Employee Director Incentive Plan and allow DXC to grant RSU awards to non-employee directors of DXC. Such RSU awards vest in full at the earlier of (i) the first anniversary of the grant date or (ii) the next annual meeting date, and are automatically redeemed for DXC stock and dividend equivalents either at that time or, if an RSU deferral election form is submitted, upon the date or event elected by the director. Directors may elect to receive deferred RSUs at either a fixed in-service distribution date, which may be in August of any year after the year in which the RSUs vest within 15 years of the grant date, or upon their separation from the Board. Distributions made upon a director’s separation from the Board may occur in either a lump sum or in annual installments over periods of 5, 10 or 15 years, per the director’s election. In addition, RSUs vest in full upon a change in control of DXC.

The DXC Share Purchase Plan allows DXC’s employees located in the United Kingdom to purchase shares of DXC’s common stock at the fair market value of such shares on the applicable purchase date.

The foregoing descriptions of the DXC Employee Equity Plan, DXC Director Equity Plan and DXC Share Purchase Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the DXC Employee Equity Plan, DXC Director Equity Plan and DXC Share Purchase Plan filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The form of stock option award, PSU award and RSU award under the DXC Employee Equity Plan and the form of RSU award under the DXC Director Equity Plan are filed as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Deferred Compensation Plans

On March 28, 2017, prior to the Spin-Off, the Board approved, effective as of the Merger, sponsorship by DXC of the Computer Sciences Corporation Deferred Compensation Plan, which was renamed the “DXC Technology Company Deferred Compensation Plan” (the “DXC DCP”) effective as of the Merger, and adopted, effective as of the Merger, the Enterprise Services Executive Deferred Compensation Plan (the “ES DCP”). Both plans are nonqualified deferred compensation plans maintained for a select group of management or highly compensated employees.

The DXC DCP covers eligible employees who participated in CSC’s Deferred Compensation Plan prior to the Merger and has terms that are substantially similar to the CSC Deferred Compensation Plan. The ES DCP covers eligible employees who participated in HPE’s Executive Deferred Compensation Plan prior to the Spinoff and has terms that are substantially the same as the HPE Executive Deferred Compensation Plan. Both plans allow participating employees to defer the receipt of current compensation to a future distribution date or event above the amounts that may be deferred under DXC’s tax-qualified 401(k) plan, the DXC Technology Matched Asset Plan. The ES DCP also provides for employer matching contributions on compensation deferrals above the limits applicable under the DXC Technology Matched Asset Plan.

The foregoing descriptions of the DXC DCP and ES DCP do not purport to be complete and are qualified in their entirety by reference to the full text of the DXC DCP and ES DCP filed as Exhibits 10.8 and 10.9, respectively, and are incorporated herein by reference.

Amendment to Deferred Compensation Plan

On April 3, 2017, upon recommendation of the Compensation Committee, the Board adopted an amendment to the ES DCP. The amendment freezes participation in the ES DCP for periods after April 1, 2017 and provides that no further employer matching contributions will be made to the ES DCP for periods after April 1, 2017. The foregoing summary of the material terms of the amendment to the ES DCP is qualified by reference to the full text of the amendment which is included as Exhibit 10.10 hereto and incorporated by reference herein.

Severance Plan

On April 3, 2017, upon recommendation of the Compensation Committee, the Board adopted the DXC Technology Company Severance Plan for Senior Management and Key Employees (the “Severance Plan”). The terms of the Severance Plan (which are substantially similar to the terms of CSC’s Severance Plan for Senior Management and Key Employees as in effect prior to the merger) provide certain benefits to participants in the event of a change of control of DXC. If there is a change of control and any of the participants either:

•	has a voluntary termination of employment for good reason within two years afterward, or

•	has an involuntary termination of employment, other than for death, disability or cause, within three years afterward,

then the participant is entitled to receive a one-time payment equal to two times the sum of the participant’s then-current annual base salary plus the average of the three most recent annual cash incentive awards paid or determined and certain health and welfare benefits for a two-year period after termination. No 280G excise tax gross-up or other tax gross-up is provided. The foregoing summary of the material terms of the Severance Plan is qualified by reference to the full text of the Severance Plan which is included as Exhibit 10.11 hereto and incorporated by reference herein.

On April 3, 2017, the Compensation Committee also adopted the DXC Technology Company Severance Policy (the “Severance Policy”), which provides that, with respect to any executive officer of DXC who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, and who reports directly to DXC’s Chief Executive Officer, if such officer’s employment with DXC is terminated without cause (as determined by the Compensation Committee in its discretion) outside of a change in control that is covered by the Severance Plan, such officer may receive, in the discretion of DXC and the Compensation Committee, (i) up to 12 months of base salary continuation, paid in installments, (ii) up to 12 months of Company-provided healthcare coverage continuation, and (iii) a pro-rata portion of the annual cash bonus award earned for the year of employment termination, subject to approval by the Compensation Committee. For any such executive officer who was a former employee of Hewlett Packard Enterprise Company (“HPE”) covered by an HPE severance plan prior to the merger, if such officer experiences a qualifying termination during the one-year period following the merger, the cash severance benefit may be based on the severance terms under the HPE severance plan applicable to such officer prior to the merger. Mr. Lawrie (who is entitled to certain severance benefits under the terms of the CEO Employment Agreement) does not participate in the Severance Plan or the Severance Policy.

Director Compensation

On April 3, 2017, the Board approved the compensation package for non-employee directors of DXC, whereby each non-employee director will receive an annual cash retainer of $90,000 and an annual equity retainer of $200,000 (collectively the “Annual Retainer”). In addition to the Annual Retainer described above:

•	The Lead Independent Director of the Board receives an annual cash retainer of $35,000;

•	The Chair of the Audit Committee receives an annual cash retainer of $20,000;

•	The Chair of the Compensation Committee receives an annual cash retainer of $15,000; and

•	The Chair of the Nominating/Corporate Governance Committee receives a cash retainer of $10,000.

Additionally, each non-employee director will receive $10,000 per committee on which the director serves and, once a non-employee director has attended at least eight Board meetings or a number of committee meetings equal to six times the number of committees on which that director serves, he or she will be entitled to a fee of $2,500 for attendance at a meeting in support of a special assignment involving travel. The Chair of the Compensation Committee has the authority to determine which meetings or special assignments qualify for such payment.

Pursuant to the Director Equity Plan, each non-employee director who was not previously a director of CSC is entitled to a pro rata annual equity grant of RSUs for the period between April 1 and the expected date of 2017 annual meeting of DXC’s stockholders with a grant date fair value of $200,000 multiplied by a fraction, the numerator of which is the number of days between April 1 and the expected date of the 2017 annual meeting of DXC’s stockholders and the denominator of which is 365, rounded to the nearest 100 shares.

Amendment to CEO Employment Agreement

On April 3, 2017, upon the approval of the Compensation Committee and the independent members of the Board, DXC agreed to amend the Employment Agreement previously entered into between CSC and Mr. Lawrie, DXC’s Chairman, President and Chief Executive Officer (the “CEO”), on February 7, 2012, as amended on August 25, 2016 and as further amended on March 27, 2017 (the “CEO Employment Agreement”).

As a result of the amendment, DXC has agreed to assume CSC’s obligations under the CEO Employment Agreement. The amendment also increases the CEO’s target bonus and maximum annual bonus opportunities (as a percentage of base salary) from 150% to 200% and 300% to 400%, respectively, increases the CEO’s target long-term incentive opportunity (as a percentage of base salary) from 700% to 850%, and gives the Compensation Committee the ability to determine the applicable mix of long-term incentive awards between stock options, performance-vested restricted stock units and service-based restricted stock units.

All other terms of the CEO Employment Agreement that were in effect prior to the amendment remain in effect. The foregoing summary of the material terms of the amendment to the CEO Employment Agreement is qualified by reference to the full text of the April 3, 2017 amendment, which is included as Exhibit 10.12 hereto, the terms of the CEO Employment Agreement, which is included as Exhibit 10.13 hereto, the terms of the August 25, 2016 amendment to the CEO Employment Agreement, which is included as Exhibit 10.14 hereto, and the terms of the March 27, 2017 amendment to the CEO Employment Agreement, which is included as Exhibit 10.15 hereto, each of which is incorporated by reference herein.

Indemnification Agreement

On April 3, 2017, DXC approved entering into customary indemnification agreements with its directors and executive officers. Current directors and executive officers are entering into such agreements on or about April 3, 2017, and future directors and executive officers may enter into such agreements from time to time.

The indemnification agreements will require DXC to indemnify its directors and executive officers (each, an “Indemnitee”) to the fullest extent permitted by Nevada law for certain liabilities to which an Indemnitee may become subject as a result of his or her affiliation or status with DXC. The indemnification agreements will also provide for advancement of an Indemnitee’s expenses.

The foregoing description of the form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is attached as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation and Bylaws

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05. Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 3, 2017, DXC adopted its Code of Business Conduct. A copy the Code of Business Conduct is available under the Investor Relations section of DXC’s website, www.dxc.com. The information on the DXC website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference.

Item 8.01 Other Events.

Completion of Spin-Off and Merger

On April 3, 2017, DXC issued a press release announcing the completion of the Spin-Off and the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Dividend Policy and Share Repurchase Program

On April 3, 2017, DXC issued a press release announcing the establishment of a share repurchase program with an initial authorization of $2.0 billion for future repurchases of outstanding shares of DXC common stock.

DXC also announced a dividend policy targeting $0.18 per share at its next declaration date in June 2017 for the first fiscal quarter of 2018, and $0.72 per share for full year fiscal 2018 (representing a 29% increase over the dividend paid by CSC in fiscal 2017) in each case subject to customary Board review and approval prior to declaration.

A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Plan of Conversion, dated March 31, 2017

3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on March 31, 2017

3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on March 31, 2017

3.3	Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on March 31, 2017

3.4	Bylaws, effective April 1, 2017

10.1	DXC Technology Company 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217053, filed with the Securities and Exchange Commission on March 31, 2017)

10.2	DXC Technology Company 2017 Non-Employee Director Incentive Plan (incorporated by reference to Exhibit 4.4 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217053, filed with the Securities and Exchange Commission on March 31, 2017)

10.3	DXC Technology Company 2017 Share Purchase Plan (incorporated by reference to Exhibit 4.6 to DXC Technology Company’s registration statement on Form S-8, file no. 333-21705, filed with the Securities and Exchange Commission on March 31, 2017)

10.4	Form of Stock Option Grant Agreement

10.5	Form of Performance-Vested Restricted Stock Unit Grant Agreement

10.6	Form of Restricted Stock Unit Grant Agreement

10.7	Form of Non-Employee Director Restricted Stock Unit Grant Agreement

10.8	DXC Technology Company Deferred Compensation Plan (incorporated by reference to Exhibit 4.5 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217054 filed with the Securities and Exchange Commission on March 31, 2017)

10.9	Enterprise Services Executive Deferred Compensation Plan (incorporated by reference to Exhibit 4.4 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217054 filed with the Securities and Exchange Commission on March 31, 2017)

10.10	Amendment to Enterprise Systems Deferred Compensation Plan

10.11	DXC Technology Company Severance Plan for Senior Management and Key Employees

10.12	April 3, 2017 amendment to CEO Employment Agreement

10.13	CEO Employment Agreement (incorporated by reference to Exhibit 10.1 to Computer Sciences Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2012)

10.14	August 25, 2016 amendment to CEO Employment Agreement (incorporated by reference to Computer Sciences Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2016)

10.15	March 27, 2017 amendment to CEO Employment Agreement (incorporated by reference to Computer Sciences Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2017)

10.16	Form of Director and Officer Indemnification Agreement of DXC Technology Company

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated April 6, 2017

99.1	Information Statement of Everett SpinCo, Inc. dated as of February 24, 2017

99.2	Press Release Regarding Completion of Spin-Off and Merger dated April 3, 2017

99.3	Press Release Regarding Dividend Policy and Share Repurchase Program dated April 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DXC TECHNOLOGY COMPANY

Dated: April 6, 2017	By:	/s/ Paul N. Saleh

Paul N. Saleh

Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Plan of Conversion, dated March 31, 2017

3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on March 31, 2017

3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on March 31, 2017

3.3	Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on March 31, 2017

3.4	Bylaws, effective April 1, 2017

10.1	DXC Technology Company 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217053, filed with the Securities and Exchange Commission on March 31, 2017)

10.2	DXC Technology Company 2017 Non-Employee Director Incentive Plan (incorporated by reference to Exhibit 4.4 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217053, filed with the Securities and Exchange Commission on March 31, 2017)

10.3	DXC Technology Company 2017 Share Purchase Plan (incorporated by reference to Exhibit 4.6 to DXC Technology Company’s registration statement on Form S-8, file no. 333-21705, filed with the Securities and Exchange Commission on March 31, 2017)

10.4	Form of Stock Option Grant Agreement

10.5	Form of Performance-Vested Restricted Stock Unit Grant Agreement

10.6	Form of Restricted Stock Unit Grant Agreement

10.7	Form of Non-Employee Director Restricted Stock Unit Grant Agreement

10.8	DXC Technology Company Deferred Compensation Plan (incorporated by reference to Exhibit 4.5 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217054 filed with the Securities and Exchange Commission on March 31, 2017)

10.9	Enterprise Services Executive Deferred Compensation Plan (incorporated by reference to Exhibit 4.4 to DXC Technology Company’s registration statement on Form S-8, file no. 333-217054 filed with the Securities and Exchange Commission on March 31, 2017)

10.10	Amendment to Enterprise Systems Deferred Compensation Plan

10.11	DXC Technology Company Severance Plan for Senior Management and Key Employees

10.12	April 3, 2017 amendment to CEO Employment Agreement

10.13	CEO Employment Agreement (incorporated by reference to Exhibit 10.1 to Computer Sciences Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2012)

10.14	August 25, 2016 amendment to CEO Employment Agreement (incorporated by reference to Computer Sciences Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2016)

10.15	March 27, 2017 amendment to CEO Employment Agreement (incorporated by reference to Computer Sciences Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2017)

10.16	Form of Director and Officer Indemnification Agreement of DXC Technology Company

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated April 6, 2017

99.1	Information Statement of Everett SpinCo, Inc. dated as of February 24, 2017

99.2	Press Release Regarding Completion of Spin-Off and Merger dated April 3, 2017

99.3	Press Release Regarding Dividend Policy and Share Repurchase Program dated April 3, 2017